Exhibit 99.1

For Immediate Release November 5, 2020	Contacts:
Media Relations
Amy Rose
212-733-7410
Amy.Rose@Pfizer.com

Investor Relations
Chuck Triano
212-733-3901
Charles.E.Triano@Pfizer.com

Pfizer Announces Details for When-Issued and Ex-Distribution Trading of Viatris and Pfizer Common Stock

NEW YORK – November 5, 2020 – Pfizer Inc. (NYSE: PFE) announced today further details regarding the proposed spin-off of its Upjohn Business and the subsequent combination of Mylan and the Upjohn Business to form Viatris Inc. As previously announced, Pfizer has set the close of business on November 13, 2020 as the record date for the spin-off, and the combination of Mylan and the Upjohn Business is expected to close on November 16, 2020.

No action is required by Pfizer common stockholders to receive the distributed shares of Viatris common stock. Pfizer stockholders who hold Pfizer common stock on the record date and do not sell those shares “regular-way” prior to the distribution date will receive a book-entry account statement reflecting their ownership of Viatris common stock or their brokerage account will be credited with Viatris common stock. In addition, Pfizer stockholders will retain those shares of Pfizer common stock.

Pfizer has been advised by Nasdaq that a “when-issued” market for Viatris common stock will exist beginning on November 12, 2020, the date that is the business day immediately prior to the record date for the spin-off, and continuing until the close of business on the expected closing date of November 16, 2020. During this time, a Pfizer stockholder will have the option of selling the right to receive shares of Viatris common stock in the spin-off while retaining shares of Pfizer common stock. This option will be available under the temporary Nasdaq symbol “VTRSV”.

In addition, Pfizer has been advised by the New York Stock Exchange that the following markets will exist in shares of Pfizer common stock in connection with the closing of the transaction:

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Pfizer common stock “regular way” market (NYSE: PFE): If a Pfizer stockholder sells shares of Pfizer common stock in the “regular way” market beginning on November 12, 2020, the date that is the business day immediately prior to the record date for the spin-off, and continuing until the close of business on the expected closing date of November 16, 2020, that Pfizer stockholder will be selling both his or her shares of Pfizer common stock and the right (represented by a “due-bill”) to receive shares of Viatris common stock in the distribution. Pfizer stockholders should consult their brokers before selling their shares of Pfizer common stock in the “regular way” market during this time period to be sure they understand the effect of the NYSE “due-bill” procedures. The NYSE “due-bill” process is not managed, operated or controlled by Pfizer, Viatris or Mylan.

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Pfizer common stock “ex-distribution” market (NYSE: PFE WI): If a Pfizer stockholder sells shares of Pfizer common stock in the “ex-distribution” market, which will begin on the record date for the spin-off, November 13, 2020, and continue until the close of business on the expected closing date of November 16, 2020, that Pfizer stockholder will be selling only his or her shares of Pfizer stock, and will retain the right to receive shares of Viatris common stock in the distribution.

Trades under the symbols “VTRSV” and “PFE WI” will settle after the closing date of the combination, which is expected to occur on November 16, 2020. If the combination is not completed, all trades under these temporary symbols will be cancelled.

If the combination is completed on the expected closing date of November 16, 2020, then beginning on November 17, 2020 (the first trading day after the closing), shares of Pfizer common stock will no longer trade in the “ex-distribution” market, shares of Pfizer common stock that are sold in the “regular way” market will no longer reflect the right to receive shares of Viatris common stock and shares of Viatris common stock will no longer trade in the “when-issued” market.

You are encouraged to consult with your financial advisor regarding the specific implications of trading Pfizer common stock or Viatris common stock prior to or on the expected closing date of November 16, 2020.

About Pfizer: Breakthroughs That Change Patients’ Lives®

At Pfizer, we apply science and our global resources to bring therapies to people that extend and significantly improve their lives. We strive to set the standard for quality, safety and value in the discovery, development and manufacture of health care products, including innovative medicines and vaccines. Every day, Pfizer colleagues work across developed and emerging markets to advance wellness, prevention, treatments and cures that challenge the most feared diseases of our time. Consistent with our responsibility as one of the world’s premier innovative biopharmaceutical companies, we collaborate with health care providers, governments and local communities to support and expand access to reliable, affordable health care around the world. For more than 150 years, we have worked to make a difference for all who rely on us. We routinely post information that may be important to investors on our website at www.Pfizer.com. In addition, to learn more, please visit us on www.Pfizer.com and follow us on Twitter at @Pfizer and @Pfizer News, LinkedIn, YouTube and like us on Facebook at Facebook.com/Pfizer.

Forward-Looking Statements

This communication contains “forward-looking statements.” Such forward-looking statements may include, without limitation, statements about the proposed combination of Upjohn Inc. (“Newco”) and Mylan N.V. (“Mylan”), which will immediately follow the proposed separation of the Upjohn Business (the “Upjohn Business”) from Pfizer Inc. (“Pfizer”) (the “proposed transaction”), the expected timetable for completing the proposed transaction, the benefits and synergies of the proposed transaction, future opportunities for the combined company and products and any other statements regarding Pfizer’s, Mylan’s, the Upjohn Business’s or the combined company’s future operations, financial or operating results, capital allocation, dividend policy, debt ratio, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, and other expectations and targets for future periods. Forward looking statements may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “pipeline”, “intend”, “continue”, “target”, “seek” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: ongoing challenges and uncertainties posed by the COVID-19 pandemic for businesses and governments around the world; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; changes in relevant tax and other laws; the parties’ ability to consummate the proposed transaction; the conditions to the completion of the proposed transaction not being satisfied or waived on the anticipated timeframe or at all; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with accounting principles generally accepted in the United States and related standards or on an adjusted basis; the integration of Mylan and the Upjohn Business being more difficult, time consuming or costly than expected; Mylan’s, the Upjohn Business’s and the combined company’s failure to achieve expected or targeted future financial and operating performance and results; the possibility that the combined company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the proposed transaction within the expected time frames or at all or to successfully integrate Mylan and the Upjohn Business; customer loss and business disruption being greater than expected following the proposed transaction; the retention of key employees being more difficult following the proposed transaction; Mylan’s, the Upjohn Business’s or the combined company’s liquidity, capital resources and ability to obtain financing; any regulatory, legal or other impediments to Mylan’s, the Upjohn Business’s or the combined company’s ability to bring new products to market, including but not limited to where Mylan, the Upjohn Business or the combined company uses its business judgment and decides to manufacture, market and/or sell products, directly or through third parties, notwithstanding the fact that allegations of patent infringement(s) have not been finally resolved by the courts (i.e., an “at-risk launch”); success of clinical trials and Mylan’s, the Upjohn Business’s or the combined company’s ability to execute on new product opportunities; any changes in or difficulties with Mylan’s, the Upjohn Business’s or the combined company’s manufacturing facilities, including with respect to remediation and restructuring activities, supply chain or inventory or the ability to meet anticipated demand; the scope, timing and outcome of any ongoing legal proceedings, including government investigations, and the impact of any such proceedings on Mylan’s, the Upjohn Business’s or the combined company’s consolidated financial condition, results of operations and/or cash flows; Mylan’s, the Upjohn Business’s and the combined company’s ability to protect their respective intellectual property and preserve their respective intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the ability to attract and retain key personnel; changes in third-party relationships; actions and decisions of healthcare and pharmaceutical regulators; the impacts of competition; changes in the economic and financial conditions of the Upjohn Business or the business of Mylan or the combined company; the impact of outbreaks, epidemics or pandemics, such as the COVID-19 pandemic; uncertainties regarding future demand, pricing and reimbursement for Mylan’s, the Upjohn Business’s or the combined company’s products; and uncertainties and matters beyond the control of management and other factors described under “Risk Factors” in each of Pfizer’s, Newco’s and Mylan’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”). These risks, as well as other risks associated with Mylan, the Upjohn Business, the combined company and the proposed transaction are also more fully discussed in the Registration Statement on Form S-4, as amended, which includes a proxy statement/prospectus (as amended, the “Form S-4”), which was filed by Newco with the SEC on October 25, 2019 and declared effective by the SEC on February 13, 2020, the Registration Statement on Form 10, which includes an information statement (the “Form 10”), which was filed by Newco with the SEC on June 12, 2020 and declared effective by the SEC on June 30, 2020, a final information statement furnished with the Current Report on Form 8-K filed by Newco with the SEC on August 6, 2020 (the “Final Information Statement”), a definitive proxy statement, which was filed by Mylan with the SEC on February 13, 2020 (the “Proxy Statement”), and a prospectus, which was filed by Newco with the SEC on February 13, 2020 (the “Prospectus”). You can access Pfizer’s, Mylan’s and Newco’s filings with the SEC through the SEC website at www.sec.gov or through Pfizer’s or Mylan’s website, as applicable, and Pfizer and Mylan strongly encourage you to do so. Except as required by applicable law, Pfizer, Mylan and Newco undertake no obligation to update any statements herein for revisions or changes after this communication is made.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction, Newco and Mylan have filed certain materials with the SEC, including, among other materials, the Form S-4, Form 10 and Prospectus filed by Newco and the Proxy Statement filed by Mylan. The Form S-4 was declared effective on February 13, 2020 and the Proxy Statement and the Prospectus were first mailed to shareholders of Mylan on or about February 14, 2020 to seek approval of the proposed transaction. The proposed transaction was approved by Mylan’s shareholders on June 30, 2020. The Form 10 was declared effective on June 30, 2020. Newco made available the Final Information Statement on or about August 6, 2020. Newco and Mylan intend to file additional relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MYLAN, NEWCO AND THE PROPOSED TRANSACTION. The documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Mylan, upon written request to Mylan or by contacting Mylan at (724) 514-1813 or investor.relations@mylan.com or from Pfizer on Pfizer’s internet website at https://investors.Pfizer.com/financials/sec-filings/default.aspx or by contacting Pfizer’s Investor Relations Department at (212) 733-2323, as applicable.